Lazard Funds Summary Prospectus  December 31, 2014

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated December 31, 2014 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard Enhanced Opportunities Portfolio	LEOIX	LEOOX

Investment Objective

The Portfolio seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.40%	1.40%

Distribution and Service (12b-1) Fees	None	0.25%

Other Expenses*	.28%	.28%

Total Annual Portfolio Operating Expenses	1.68%	1.93%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$171	$530

Open Shares	$196	$606

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective over a full market cycle through a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the Portfolio will invest primarily in small and mid cap companies. The Portfolio also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The Portfolio may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the Portfolio generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The Portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, Lazard Asset Management LLC (the “Investment Manager”) is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. The Portfolio may invest in companies across the capitalization spectrum. The Portfolio also may invest in cash and cash equivalents. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in convertible fixed income and preferred securities and/or take short positions and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

The Portfolio may invest in comon stock of exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy.

In addition, the Portfolio may, but is not required to, enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and write put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Convertible Securities Risk. The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a convertible security, the security’s value could fall, potentially

2Summary Prospectus

lowering the Portfolio’s share price. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Fixed Income and Debt Securities Risk. While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed income securities with longer maturities or effective durations.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments (known as credit risk)

•

if there is a decline, or a perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Any investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Non-investment grade (“junk”) securities tend to be more volatile, less liquid and are considered speculative.

Some fixed income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity and limited voting rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings

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as a result of declining interest rates). This is known as reinvestment risk.

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

•

Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolio.

Swap Agreements and Other Derivatives Risk. Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

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Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. The Portfolio’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Sean Reynolds, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

Frank Bianco, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

Christopher Sferruzzo, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

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Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares*	$ 2,500

*	Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $2,500 for Open Shares.

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the financial intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com